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                                                                   EXHIBIT 10.38

                                 ADDENDUM THREE
                    TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT

        This ADDENDUM THREE TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this "Addendum") is effective October 1, 2000 between Hoag Memorial Hospital Presbyterian, a California Corporation ("Hospital"), and GK Financing, LLC, a California limited liability company ("GKF").

                                    RECITALS

        WHEREAS, on October 31, 1996, GKF and Hospital executed a Lease Agreement for a Gamma Knife Unit (the "Original Lease");

        WHEREAS, the parties desire to amend the terms and provisions of the Original Lease as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

        1. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning set forth in the Original Lease.

        2. ADDENDUM EXTENSION. The Addendum to Lease Agreement for a Gamma Knife unit effective October 1, 1999 shall be extended for a two (2) year period from December 1, 2000 through November 30, 2002, except that effective July 1, 2001 Hospital shall pay to GKF a per procedure payment of * for the use of the Equipment for those patients treated who have Medicare or Medi-Cal as their third party payor.

        3. TERM OF AMENDMENT. Section 3 of Addendum Two to Lease Agreement for a Gamma Knife unit shall be in effect for a two (2) year period, October 1, 2000, though November 30, 2002.

        4. FULL FORCE AND EFFECT. Except as otherwise amended hereby or provided herein, all of the terms and provisions of the Original Lease shall remain in full force and effect.



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        IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.

               "HOSPITAL"           Hoag Memorial Hospital Presbyterian

               BY:                  /s/ Robert Braithwaite
                                    ------------------------------
                                    Name:  Robert Braithwaite
                                    Title: Vice President

               "GKF"                GK Financing, LLC



               BY:                  /s/ Craig K. Tagawa
                                    ------------------------------
                                    Craig K. Tagawa
                                    Chief Executive Officer